                                                                    EXHIBIT 11.1

                 UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES
              COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                (IN THOUSANDS, EXCEPT SHARE AND PER-SHARE DATA)

                                                                         YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       1993        1994        1995         1996            1997
                                                    ----------  ----------  ----------  ------------  ----------------
BASIC EARNINGS PER SHARE
(Loss) income before extraordinary loss on
  extinguishment of debt..........................  $  (27,181) $   (7,739) $   (9,388) $     18,593  $     83,159
Less preferred stock dividends....................      --          --          --           --               (561 )
                                                    ----------  ----------  ----------  ------------  ----------------
Net (loss) income.................................     (27,181)     (7,739)     (9,388)       18,593        82,598
Extraordinary loss on extinguishment of debt......      --          (4,321)       (801)       (8,228)        --
                                                    ----------  ----------  ----------  ------------  ----------------
Net (loss) income available to common
  stockholders....................................  $  (27,181) $  (12,060) $  (10,189) $     10,365  $     82,598
                                                    ----------  ----------  ----------  ------------  ----------------
                                                    ----------  ----------  ----------  ------------  ----------------
NUMBER OF SHARES ON WHICH NET INCOME (LOSS) PER
  SHARE IS BASED:
Historical weighted average common shares
  outstanding.....................................      20,000      20,000      20,000       253,332       253,332
Reorganization stock dividend (227.010528 shares
  for each common share)..........................   4,540,210   4,540,210   4,540,210    57,509,030    57,509,030
Reorganization shares issued......................      --          --          --         8,670,998     8,670,998
Public offering shares issued.....................      --          --          --        16,340,000    16,340,000
Additional shares issued to underwriters..........      --          --          --         2,451,000     2,451,000
Treasury Class A Common Stock.....................          --          --          --            --            --
Preferred stock converted to Class A Common
  Stock...........................................          --          --          --            --            --
Warrants converted to Class A common stock........      --          --          --           --              --
Options converted to Class A common stock.........      --          --          --           --             14,158
                                                    ----------  ----------  ----------  ------------  ----------------
Weighted average common shares....................   4,560,210   4,560,210   4,560,210    85,224,360    85,238,518
                                                    ----------  ----------  ----------  ------------  ----------------
                                                    ----------  ----------  ----------  ------------  ----------------
BASIC EARNINGS PER SHARE:
(Loss) income per share before extraordinary
  loss............................................  $    (5.96) $    (1.70) $    (2.06) $       0.22  $       0.98
Less preferred stock dividends per share..........      --          --          --           --              (0.01 )
                                                    ----------  ----------  ----------  ------------  ----------------
(Loss) income per share available to common
  stockholders....................................  $    (5.96) $    (1.70) $    (2.06) $       0.22          0.97
Extraordinary loss per share......................      --           (0.95)      (0.18)        (0.10)        --
                                                    ----------  ----------  ----------  ------------  ----------------
Net (loss) income per share available to common
  stockholders....................................  $    (5.96) $    (2.65) $    (2.24) $       0.12  $       0.97
                                                    ----------  ----------  ----------  ------------  ----------------
                                                    ----------  ----------  ----------  ------------  ----------------
DILUTED EARNINGS PER SHARE
(Loss) income before extraordinary loss on
  extinguishment of debt..........................  $  (27,181) $   (7,739) $   (9,388) $     18,593        83,159
Less preferred stock dividends....................      --          --          --           --              --
                                                    ----------  ----------  ----------  ------------  ----------------
Net (loss) income.................................  $  (27,181) $   (7,739)     (9,388)       18,593        83,159
Extraordinary loss on extinguishment of debt......      --          (4,321)       (801)       (8,228)        --
                                                    ----------  ----------  ----------  ------------  ----------------
Net (loss) income per share available to common
  stockholders....................................  $  (27,181) $  (12,060) $  (10,189) $     10,365  $     83,159
                                                    ----------  ----------  ----------  ------------  ----------------
                                                    ----------  ----------  ----------  ------------  ----------------

                                                         SIX MONTHS ENDED
                                                             JUNE 30,
                                                    --------------------------
                                                        1997          1998
                                                    ------------  ------------
                                                    (UNAUDITED)   (UNAUDITED)
BASIC EARNINGS PER SHARE
(Loss) income before extraordinary loss on
  extinguishment of debt..........................  $     25,244  $     (2,513)
Less preferred stock dividends....................          (202)         (336)
                                                    ------------  ------------
Net (loss) income.................................        25,042        (2,849)
Extraordinary loss on extinguishment of debt......       --            --
                                                    ------------  ------------
Net (loss) income available to common
  stockholders....................................  $     25,042  $     (2,849)
                                                    ------------  ------------
                                                    ------------  ------------
NUMBER OF SHARES ON WHICH NET INCOME (LOSS) PER
  SHARE IS BASED:
Historical weighted average common shares
  outstanding.....................................       253,332       253,332
Reorganization stock dividend (227.010528 shares
  for each common share)..........................    57,509,030    57,509,030
Reorganization shares issued......................     8,670,998     8,670,998
Public offering shares issued.....................    16,340,000    16,340,000
Additional shares issued to underwriters..........     2,451,000     2,451,000
Treasury Class A Common Stock.....................            --      (199,435)
Preferred stock converted to Class A Common
  Stock...........................................            --        50,706
Warrants converted to Class A common stock........       --            557,664
Options converted to Class A common stock.........       --            136,436
                                                    ------------  ------------
Weighted average common shares....................    85,224,360    85,769,731
                                                    ------------  ------------
                                                    ------------  ------------
BASIC EARNINGS PER SHARE:
(Loss) income per share before extraordinary
  loss............................................  $       0.29  $      (0.03)
Less preferred stock dividends per share..........          0.00          0.00
                                                    ------------  ------------
(Loss) income per share available to common
  stockholders....................................       --            --
Extraordinary loss per share......................       --            --
                                                    ------------  ------------
Net (loss) income per share available to common
  stockholders....................................  $       0.29  $      (0.03)
                                                    ------------  ------------
                                                    ------------  ------------
DILUTED EARNINGS PER SHARE
(Loss) income before extraordinary loss on
  extinguishment of debt..........................  $     25,244  $     (2,513)
Less preferred stock dividends....................       --            --
                                                    ------------  ------------
Net (loss) income.................................        25,244        (2,513)
Extraordinary loss on extinguishment of debt......       --            --
                                                    ------------  ------------
Net (loss) income per share available to common
  stockholders....................................  $     25,244  $     (2,513)
                                                    ------------  ------------
                                                    ------------  ------------

                                                                    EXHIBIT 11.1

                 UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES
        COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE (CONTINUED)
                (IN THOUSANDS, EXCEPT SHARE AND PER-SHARE DATA)

                                                                         YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       1993        1994        1995         1996            1997
                                                    ----------  ----------  ----------  ------------  ----------------
NUMBER OF SHARES ON WHICH NET INCOME (LOSS) PER
  SHARE IS BASED:
Historical weighted average common shares
  outstanding.....................................      20,000      20,000      20,000       253,332       253,332
Reorganization stock dividend (227.010528 shares
  for each common share)..........................   4,540,210   4,540,210   4,540,210    57,509,030    57,509,030
Reorganization shares issued......................      --          --          --         8,670,998     8,670,998
Public offering shares issued.....................      --          --          --        16,340,000    16,340,000
Additional shares issued to underwriters..........      --          --          --         2,451,000     2,451,000
Treasury Class A Common Stock.....................          --          --          --            --            --
Preferred stock converted to Class A common
  stock...........................................          --          --          --            --            --
Warrants converted to Class A common stock........      --          --          --           --              --
Options converted to Class A common stock.........      --          --          --           --             14,158
                                                    ----------  ----------  ----------  ------------  ----------------
Weighted average common shares before dilutive
  effect of common stock equivalents..............   4,560,210   4,560,210   4,560,210    85,224,360    85,238,518
                                                    ----------  ----------  ----------  ------------  ----------------
Common stock equivalents:
Warrants..........................................      --    (b)     --    (b)     --    (b)   28,779,416   28,795,768
Options...........................................      --          --          --         1,423,262     1,576,826 (a)
Convertible Preferred Stock (c)...................      --          --          --           162,622       734,225
                                                    ----------  ----------  ----------  ------------  ----------------
Weighted average common shares....................   4,560,210   4,560,210   4,560,210   115,589,660   116,345,337
                                                    ----------  ----------  ----------  ------------  ----------------
                                                    ----------  ----------  ----------  ------------  ----------------
DILUTED EARNINGS PER SHARE:
(Loss) income per share before extraordinary
  loss............................................  $    (5.96) $    (1.70) $    (2.06) $       0.16  $       0.71
Less preferred stock dividends per share..........      --          --          --           --              --
                                                    ----------  ----------  ----------  ------------  ----------------
(Loss) income per share available to common
  stockholders....................................       (5.96)      (1.70)      (2.06)         0.16          0.71
Extraordinary loss per share......................      --           (0.95)      (0.18)        (0.07)        --
                                                    ----------  ----------  ----------  ------------  ----------------
Net (loss) income per share available to common
  stockholders....................................  $    (5.96) $    (2.65) $    (2.24) $       0.09  $       0.71
                                                    ----------  ----------  ----------  ------------  ----------------
                                                    ----------  ----------  ----------  ------------  ----------------

                                                         SIX MONTHS ENDED
                                                             JUNE 30,
                                                    --------------------------
                                                        1997          1998
                                                    ------------  ------------
                                                    (UNAUDITED)   (UNAUDITED)
NUMBER OF SHARES ON WHICH NET INCOME (LOSS) PER
  SHARE IS BASED:
Historical weighted average common shares
  outstanding.....................................       253,332       253,332
Reorganization stock dividend (227.010528 shares
  for each common share)..........................    57,509,030    57,509,030
Reorganization shares issued......................     8,670,998     8,670,998
Public offering shares issued.....................    16,340,000    16,340,000
Additional shares issued to underwriters..........     2,451,000     2,451,000
Treasury Class A Common Stock.....................            --      (199,435)
Preferred stock converted to Class A common
  stock...........................................            --        50,706
Warrants converted to Class A common stock........       --            557,664
Options converted to Class A common stock.........       --            136,436
                                                    ------------  ------------
Weighted average common shares before dilutive
  effect of common stock equivalents..............    85,224,360    85,769,731
                                                    ------------  ------------
Common stock equivalents:
Warrants..........................................    28,775,600    28,226,498
Options...........................................     1,330,236     1,710,959
Convertible Preferred Stock (c)...................       734,225       683,797
                                                    ------------  ------------
Weighted average common shares....................   116,064,421   116,390,985
                                                    ------------  ------------
                                                    ------------  ------------
DILUTED EARNINGS PER SHARE:
(Loss) income per share before extraordinary
  loss............................................  $       0.22  $      (0.02)(d)
Less preferred stock dividends per share..........          0.00          0.00
                                                    ------------  ------------
(Loss) income per share available to common
  stockholders....................................       --            --
Extraordinary loss per share......................       --            --
                                                    ------------  ------------
Net (loss) income per share available to common
  stockholders....................................  $       0.22  $      (0.02)(d)
                                                    ------------  ------------
                                                    ------------  ------------

-------------

(a) Options of 2,320,000 shares granted on December 12, 1997, were excluded as common stock equivalent, since the average market price of the Class A common stock during the 1997 fourth quarter was lower than the exercise price of the options and the inclusion of the potential shares would be antidilutive. No options were granted by the Company prior to September 26, 1996.

(b) The Company had a loss before the extraordinary loss on extinguishment of debt. Therefore, the warrants were excluded from the computation of Diluted EPS because the inclusion of the potential shares would be antidilutive.

(c) The redeemable convertible 6% preferred stock was issued on March 20, 1997, as part of the acquisition of the Sacramento full-power Affiliated Station. The 12,000 shares issued and outstanding at December 31, 1997, have a liquidation preference of $1,000 per share (plus accrued and unpaid dividends). The preferred stock is convertible into Class A Common Stock at the option of the holder until the fourth anniversary of the closing of the acquisition at a conversion price of $16.34375 (post-stock split).

(d) This calculation is presented in accordance with the Securities Act of 1934. Under SFAS No.128, diluted earnings per share would generate a net loss per share of $0.03 in 1997.